EXHIBIT 99.2

NASDAQ:CLFD Leader in Fiber Optic Management and Connectivity Solutions Fiscal Q3 2018 Earnings Call FieldReport July 26, 2018 NASDAQ : CLFD

NASDAQ:CLFD Important Cautions Regarding Forward - Looking Statements Forward - looking statements contained herein and in any related presentation or in the FieldReport are made pursuant to the safe harbor provisions of the Private Litigation Reform Act of 1995. Words such as “may,” “will,” “expect,” “believe,” “anticipate,” “estimate,” “outlo ok, ” or “continue” or comparable terminology are intended to identify forward - looking statements. Such forward looking statements include, for example , statements about the Company’s future revenue and operating performance, integration of the acquired powered cabinet line, trends in and growt h o f the FTTx markets, effectiveness of the Company’s sales and marketing strategies and organization, utilization of manufacturing capacity, and th e d evelopment and marketing of products. These statements are based upon the Company's current expectations and judgments about future developm ent s in the Company's business. Certain important factors could have a material impact on the Company's performance, including, without l imi tation: further consolidation among our customers may result in the loss of some customers and may reduce sales during the pendency of busine ss combinations and related integration activities; to compete effectively, we must continually improve existing products and introduce new produ cts that achieve market acceptance; we must successfully integrate the acquired powered cabinet line in order to obtain the anticipated financial res ult s and customer synergies within the timeframes expected; our operating results may fluctuate significantly from quarter to quarter, which may make bud get ing for expenses difficult and may negatively affect the market price of our common stock; our success depends upon adequate protection of our pa tent and intellectual property rights; intense competition in our industry may result in price reductions, lower gross profits and loss of market s har e; we rely on single - source suppliers, which could cause delays, increases in costs or prevent us from completing customer orders, all of which could mat eri ally harm our business; a significant percentage of our sales in the last three fiscal years have been made to a small number of customers, and the los s o f these major customers or significant decline in business with these major customers would adversely affect us; our planned implementation of infor mat ion technology systems could result in significant disruptions to our operations; product defects or the failure of our products to meet specificati ons could cause us to lose customers and sales or to incur unexpected expenses; we are dependent upon key personnel; we face risks associated with expan din g our sales outside of the United States; our results of operations could be adversely affected by economic conditions and the effects of these c ond itions on our customers’ businesses; and other factors set forth in Part I, Item IA. Risk Factors of Clearfield's Annual Report on Form 10 - K for the year ended September 30, 2017 as well as other filings with the Securities and Exchange Commission. The Company undertakes no obligation to update these st ate ments to reflect actual events . © Copyright 2018 Clearfield, Inc. All Rights Reserved. 2

NASDAQ:CLFD Welcome 3 Cheri Beranek President & CEO

NASDAQ:CLFD FQ3 2018 Review: Total Revenue up 10%; Net Income More than Doubling for the Quarter 4 $19.6M $18.4M $16.9M $16.8M $21.5M Q3-17 Q4-17 Q1-18 Q2-18 Q3-18 $7.9M $7.7M $7.1M $6.8M $8.5M Q3-17 Q4-17 Q1-18 Q2-18 Q3-18 Net Income Revenue Gross Profit $0.8M $1.3M $0.9M - $0.3M $1.8M Q3-17 Q4-17 Q1-18 Q2-18* Q3-18 • Near - record revenues of $21.5 million, up 10% year - over - year • Continued dominance and momentum in core wireline business, where revenues increased 12% • Strong rebound in cable TV and international markets with modest acceleration in Tier 1 market • Net income and EPS more than doubled , building on company’s strong track record of profitability (net income positive for 28 of last 29 quarters) *Net income for fiscal Q2 2018 was impacted by a one - time payment of $850,000 related to the litigation settlement with CommScope

NASDAQ:CLFD Financial Update 5 Dan Herzog Chief Financial Officer

NASDAQ:CLFD Quarterly Financial Performance $19.6M $18.4M $16.9M $16.8M $21.5M Q3-17 Q4-17 Q1-18 Q2-18 Q3-18 Revenue - 9% - 13% - 8% - 5% +10% Year - over - Year Growth Rate 6

NASDAQ:CLFD Quarterly Financial Performance $7.9M $7.7M $7.1M $6.8M $8.5M Q3-17 Q4-17 Q1-18 Q2-18 Q3-18 Gross Profit 40.5% 41.7% 42.1% 40.3% 39.5% Gross Profit (%) 7 $19.6M $18.4M $16.9M $16.8M $21.5M Q3-17 Q4-17 Q1-18 Q2-18 Q3-18 Revenue - 9% - 13% - 8% - 5% +10% Year - over - Year Growth Rate

NASDAQ:CLFD Operating Expenses $6.6M $6.2M $6.5M $7.3M $6.1M Q3-17 Q4-17 Q1-18 Q2-18 Q3-18 Operating Expenses % of Revenue 8

NASDAQ:CLFD Quarterly Financial Performance 4.1% 6.8% 5.6% - 1.8% 8.2% Net Margin 9 $19.6M $18.4M $16.9M $16.8M $21.5M Q3-17 Q4-17 Q1-18 Q2-18 Q3-18 Revenue - 9% - 13% - 8% - 5% +10% Year - over - Year Growth Rate $7.9M $7.7M $7.1M $6.8M $8.5M Q3-17 Q4-17 Q1-18 Q2-18 Q3-18 Gross Profit 40.5% 41.7% 42.1% 40.3% 39.5% Gross Profit (%) $0.8M $1.3M $0.9M - $0.3M $1.8M Q3-17 Q4-17 Q1-18 Q2-18 Q3-18 Net Income

NASDAQ:CLFD Balance Sheet Supports Growth $ in Millions June 30, 2018 Mar. 31, 2018 Cash and Investments $36.0 $35.6 Total Assets $71.4 $70.3 Stockholders’ Equity $67.0 $66.1 Total Debt $0 $0 Total Capitalization $67.0 $66.1 $22.6 $33.1 $34.3 $44.2 $44.3 $36.0 2013 2014 2015 2016 2017 Q3-18 Cash and Investment Balances 10

NASDAQ:CLFD Operational Update and Outlook 11 Cheri Beranek President & CEO

NASDAQ:CLFD FQ3 2018 Revenue Composition and Market Overview Based on revenue of $21.5 million for the fiscal quarter ended June 30, 2018. 13% WIRELESS & CABLE TV 8 % INTERNATIONAL 8 % WIRELINE – TIER 1 63% WIRELINE 8% OTHER 12 • Wireless service providers • Multiple service providers (MSOs) • Contract manufacturing • Alternative carriers • Misc. sales • Caribbean/Latin America • Canada • Core: Tier 3 and muni. • Emerging: Tier 2

NASDAQ:CLFD Phase I (2008 - 2015) Phase II (2015+) Phase III (2018) Phase IV (2019+) • Rebuild the Company • Restore balance sheet and develop profitable and sustainable growth business • Build and expand the value proposition through patented and cost - minimizing solutions • Expand into national carrier market through product approvals, master purchase agreements (MPAs) and certifications: - Certifications achieved: NEBS, GR - 326, GR - 487 - Product approvals gained at Verizon, AT&T, CenturyLink, Frontier, Windstream, and Charter - MPA gained at Tier 1 customer • Secure additional partnerships that will expand “feet on the street” • Dedicate sales resources to align Company with industry EF&I firms, along with optical fiber and electronics vendors for referral business opportunities • Expand product suite to add more revenue to existing clients and new Tier 1 markets for existing product technologies: - Acquisition of powered cabinet line (Q2 18) - Launch of industry’s most universal panel line (Q3 18) - Launch of small form factor FDH (Q3 18) • Expanding our core community broadband business • Enhance our competitiveness • Capitalize on disruptive growth opportunities within the Tier 1 markets driven by: - 5G - NG - PON - Open computing initiatives The Road to Growing Revenue: Leverage Product Suite for 5G 13 FIBER MANAGEMENT FIELDSHIELD TESTING CARRIER APPROVALS MPAs CHANNEL ALLIANCE PRODUCT ENHANCEMENTS PROTECT ENHANCE CAPITALIZE

NASDAQ:CLFD Fiscal 2018 Outlook and Guidance $37.5 $53.4 $58.0 $60.3 $75.3 $73.9 $74 - 76 2012 2013 2014 2015 2016 2017 2018F Revenue Growth Outlook ($ in Millions) Please note: Outlook and forecast effective only on July 26, 2018. 14 Fiscal year outlook reiterated • $74 to $76 million in revenue • 40 % gross profit margins • Operating expenses to be 35% to 37% of revenue • 3% to 5% net income as a percent of revenue

NASDAQ:CLFD Q & A 15 Cheri Beranek President & CEO Dan Herzog Chief Financial Officer

NASDAQ:CLFD 16

NASDAQ:CLFD Thank You 17 Cheri Beranek President & CEO

NASDAQ:CLFD Company Contact: Cheri Beranek President & CEO Clearfield, Inc. IR@clfd.net Investor Relations: Matt Glover or Najim Mostamand, CFA Liolios Group, Inc. (949) 574 - 3860 CLFD@liolios.com 18